UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On May 15, 2023, Latch, Inc. (the “Company”), LS Key Merger Sub 1, Inc., an indirect wholly owned subsidiary of the Company (“Merger Sub I”), and LS Key Merger Sub 2, LLC, an indirect wholly owned subsidiary of the Company (“Merger Sub II”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Honest Day’s Work, Inc. (“HDW”), pursuant to which (i) Merger Sub I will merge with and into HDW, with HDW continuing as the surviving corporation (the “First Merger”), and subsequently, (ii) HDW will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and an indirect, wholly owned subsidiary of the Company (together with the First Merger, the “Mergers”).
At the effective time of the First Merger, the Company will issue to HDW’s stockholders as merger consideration (i) $22.0 million aggregate principal amount of unsecured promissory notes (the “Promissory Notes”) and (ii) approximately 29.0 million shares of the Company’s common stock (the “Shares”). In the event any of HDW’s stockholders are not eligible to receive unregistered shares of the Company’s common stock, such stockholders will receive $0.76 in lieu of each Share such stockholder would otherwise receive as merger consideration.
The Shares shall be non-transferable until the fifth anniversary of the closing of the Mergers (the “Closing Date”) (the “Restricted Period”), subject to certain accelerated releases. In the event the Company’s 60 trading day volume weighted average closing stock price (“VWAP”) exceeds the price thresholds set forth in the table below, the applicable portion of the Shares set forth below will be released from transfer restrictions:

Share Price Threshold	Percent of Shares Released
$2.00	25%
$3.00	25%
$4.00	25%
$5.00	25%
In addition, there may be accelerated releases of the Shares in connection with a change of control of the Company or in the event that, as of April 15, 2024, the Company’s common stock is delisted from The Nasdaq Stock Exchange LLC (“Nasdaq”), following exhaustion of all rights of appeal related thereto as of such date, as a result of Latch’s failure to satisfy the continued listing requirements of Nasdaq due to existing non-compliance issues (a “Delisting”).
The Merger Agreement contains customary representations, warranties and covenants by and among the parties. The completion of the transactions is subject to customary closing conditions, including the effectiveness of the Jamie Siminoff Employment Agreement (as defined below) and the Jamie Siminoff Stock Restriction Agreement (as defined below).
The Merger Agreement may be terminated (i) upon mutual agreement of the parties or (ii) by either party if the Mergers have not been consummated by September 30, 2023. Pursuant to the terms of the Merger Agreement, the Mergers are scheduled to occur on July 3, 2023, subject to extension by mutual agreement of the parties (the “Closing Date”). The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement and the above description have been included to provide information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or any other parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties, and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to the Company’s filings required by the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, the representations, warranties, and covenants in the Merger Agreement should not be relied upon as statements of factual information.
Promissory Notes
At the closing of the First Merger, as partial consideration for the Mergers, the Company will issue to certain HDW stockholders the Promissory Notes. The Promissory Notes will accrue paid-in-kind interest at a rate of 10% per annum and have a two-year maturity, unless earlier accelerated in connection with an event of default (including a Delisting) or change of control of the Company. In addition, the Company may prepay the Promissory Notes at any time prior to maturity.
The description of the Promissory Notes set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Promissory Note, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.
Jamie Siminoff Employment Agreement
In connection with the Mergers, the Company and Jamie Siminoff entered into an employment agreement, dated May 15, 2023 (the “Jamie Siminoff Employment Agreement”). Pursuant to the Jamie Siminoff Employment Agreement, upon the closing of the Mergers, Mr. Siminoff is expected to serve as the Company’s Chief Strategy Officer. In such role, Mr. Siminoff is expected to be appointed by the Company’s Board of Directors (the “Board”) as an executive officer of the Company, effective as of the Closing Date. Mr. Siminoff is also expected to be appointed as Chief Executive Officer of the Company later in 2023.
Mr. Siminoff, age 46, is a lifelong inventor and mission-driven entrepreneur who created a novel Wi-Fi video doorbell while working in his garage in 2011. That doorbell has since transformed into Ring, a whole-home security company that was acquired by Amazon in 2018. Mr. Siminoff served as Chief Executive Officer of Ring from its inception until March 2023, when he took the role of chief inventor. Prior to Ring, Mr. Siminoff founded and sold several successful ventures, including PhoneTag, a voicemail-to-text company. Since his successful exit from Ring, Mr. Siminoff has been investing in residential, multi-family real estate, while simultaneously building HDW. Mr. Siminoff holds his Bachelor of Science in Entrepreneurship from Babson College.
Pursuant to the Jamie Siminoff Employment Agreement, for 2023 and 2024, Mr. Siminoff will receive an annual base salary of $200,000 and an annual bonus opportunity of $500,000, which annual bonus opportunity shall adjust in accordance with the share price thresholds (the “Share Price Thresholds”) set forth in the table below, which Share Price Thresholds will be measured based on the greater of (i) the Company’s highest 90 trading day VWAP in the first six months of the year for which such annual bonus is paid and (ii) the Company’s highest 60 trading day VWAP in the last six months of the year for which such annual bonus is paid:

Share Price Threshold	Adjusted Annual Bonus
$1.00	$800,000.00
$2.00	$1,800,000.00
$3.00	$2,800,000.00
$4.00	$3,800,000.00
$5.00	$4,800,000.00
The annual bonus will not initially be subject to additional performance criteria (other than the share price thresholds set forth above); provided, however, that beginning in 2025, the Compensation Committee of the Board may adjust the amount and terms of Mr. Siminoff’s annual compensation and may re-allocate annual compensation among customary fixed and variable components, and the variable components may be subject to customary performance and time-vesting criteria, in each case based upon advice from the Company’s independent compensation consultant. Mr. Siminoff’s base salary and annual bonus for 2023 will be pro-rated for the partial employment year.

The description of the Jamie Siminoff Employment Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Jamie Siminoff Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Jamie Siminoff Stock Restriction Agreement
In connection with the Mergers, the Company and Jamie Siminoff entered into a stock restriction agreement, dated May 15, 2023 (the “Jamie Siminoff Stock Restriction Agreement”). Pursuant to the Jamie Siminoff Stock Restriction Agreement, in the event Mr. Siminoff ceases to be an employee of the Company prior to the five-year anniversary of closing of the Mergers, the Company shall have the right to repurchase all of Mr. Siminoff’s Shares that have not already been released from transfer restriction, subject to certain exceptions. In the event Mr. Siminoff is terminated without Cause or resigns for Good Reason (each as defined in the Jamie Siminoff Employment Agreement), or upon his death or disability (each, an “Exit”), his Shares will accelerate in an amount equal to the greater of (i) the number of Shares to which he is entitled pursuant to the Share Price Thresholds (with linear interpolation of Shares based on the 60 trading day VWAP as of the date of Exit) and (ii) the number of Shares equal to the product of (a) his total Shares multiplied by (b) the quotient of (x) the number of calendar days between closing of the Mergers and his Exit divided by (y) 1,825; provided, however, that in no event will the number of Mr. Siminoff’s Shares that accelerate in connection with an Exit be less than 40% of the total number of his Shares.
The description of the Jamie Siminoff Stock Restriction Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Jamie Siminoff Stock Restriction Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K (this “Report”) regarding the Promissory Notes is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Report regarding the Shares is incorporated herein by reference. The Shares are expected to be issued to HDW’s stockholders (the “Sellers”) in transactions exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 1.01 of this Report regarding the Jamie Siminoff Employment Agreement is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.
On May 16, 2023, the Company issued a press release announcing the execution of the Merger Agreement and the entry into the Mergers (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Report.
The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This Report contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of the Company’s technology and products. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-

looking information includes, but is not limited to, statements regarding the closing of the Mergers. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including: (i) the risk that the proposed Mergers may not be completed in a timely manner or at all, which may adversely affect the Company’s businesses and the price of its securities; (ii) uncertainties as to the timing of the consummation of the Mergers and the potential failure to satisfy the conditions to the consummation of the Mergers; (iii) the risk that the proposed Mergers may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (v) the risk that the Company’s businesses may suffer as a result of uncertainty surrounding the Mergers and disruption of management’s attention due to the Mergers; (vi) the outcome of any legal proceedings related to the Mergers or otherwise, or the impact of the Mergers thereupon; (vii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (viii) risks that the anticipated benefits of the Mergers or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (ix) risks relating to the value of the Company’s common stock to be issued in the First Merger; (x), the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes, including successfully integrating HDW into its operations; (xi) the Company’s ability to regain and maintain compliance with the listing standards of Nasdaq; (xii) the Company’s ability to timely complete the ongoing restatement of its consolidated financial statements for 2019, 2020, 2021 and the first quarter of 2022; (xiii) the expected performance of the combined Company’s management team and the transition in the Company’s CEO position; (xiv) the expected performance of the Company’s stock and share price; and (xv) the Company’s response to any of the aforementioned factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022, and other documents subsequently filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Latch, Inc., LS Key Merger Sub 1, Inc., LS Key Merger Sub 2, LLC and Honest Day’s Work, Inc., dated as of May 15, 2023.
4.1	Form of Promissory Note.
10.1	Employment Agreement, dated as of May 15, 2023, by and between Latch, Inc. and Jamie Siminoff.
10.2	Stock Restriction Agreement, dated as of May 15, 2023, by and between Latch, Inc. and Jamie Siminoff.
99.1	Press Release dated May 16, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	May 16, 2023	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President, General Counsel and Secretary